SHARE CAPITAL - Weighted average assumptions (Details)	12 Months Ended
	Dec. 31, 2025 Y $ / shares	Dec. 31, 2024 Y $ / shares
SHARE CAPITAL
Expected stock price volatility	58.05%	61.57%
Expected life of options (years) | Y	5	5
Risk free interest rate	3.05%	2.98%
Expected dividend yield	0.00%	0.00%
Weighted average exercise price	$ 10.58	$ 12.67
Weighted average fair value per option granted	$ 5.55	$ 6.9